EXHIBIT 24

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Thomas E. Freston
Name: Thomas E. Freston

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ George S. Abrams
Name: George S. Abrams

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Philippe P. Dauman
Name: Philippe P. Dauman

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 5th day of January, 2006.

/s/ Thomas E. Dooley
Name: Thomas E. Dooley

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Ellen V. Futter
Name: Ellen V. Futter

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Alan C. Greenberg
Name: Alan C. Greenberg

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Charles E. Phillips, Jr.
Name: Charles E. Phillips, Jr.

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Shari Redstone
Name: Shari Redstone

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Sumner M. Redstone
Name: Sumner M. Redstone

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ Frederic V. Salerno
Name: Frederic V. Salerno

VIACOM INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned director of NEW VIACOM CORP., a Delaware corporation, and/or its successor company, VIACOM INC. (“Viacom”), a Delaware corporation, hereby constitutes and appoints each of Michael D. Fricklas and Mark C. Morril, severally and not jointly, to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more registration statements on Form S-8 relating to (i) the Viacom Inc. 2006 Long-Term Management Incentive Plan, the Viacom Inc. 2006 Stock Option Plan for Outside Directors and the Viacom Inc. 2006 RSU Plan for Outside Directors, as appropriate (ii) the Viacom Inc. Excess 401(k) Plan, the Viacom Inc. Bonus Deferral Plan, and, as necessary or appropriate, any other Viacom benefit plan and (iii) the Viacom Inc. 401(k) plan, to be filed with the Securities and Exchange Commission, and any and all amendments and post-effective amendments to such registration statements on Form S-8 and any and all instruments and documents filed as a part of or in connection with such registration statements on Form S-8; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of December, 2005.

/s/ William Schwartz
Name: William Schwartz